Exhibit 10.25

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AMENDMENT TO EXHIBIT C

TO THE AMENDED AND RESTATED SERVICES AGREEMENT

This “Amendment” is to the AMENDED AND RESTATED SERVICES AGREEMENT (the “Agreement”), dated June 29, 2015, by and between Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”). Accolade and Comcast are each a “Party” and collectively referred to as the “Parties.” Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement. Section references herein, if any, shall refer to Section references in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Accolade and Comcast hereby agree to amend the Agreement as follows:

AMENDMENT EFFECTIVE DATE

This Amendment shall be effective October 31, 2016 (the “Amendment Effective Date”), and continue unless and until amended by the Parties in writing.

AMENDMENTS TO EXHIBIT C

Sections 4.5 and 4.6 shall be deleted in their entirety and replaced with the following:

4.5 [***]. ([“[***]”]). In association with Comcast’s wellness incentive program, Comcast shall pay Accolade the fees related to the execution of [***] as set forth per the following table:

Service Type	Cost Per
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.5.1                     Marketing. At the request of Comcast and under the Comcast brand, Accolade will send emails [***] to Comcast employees, at their Comcast email address, who are eligible for [***], but have not yet completed the [***]. Comcast will pay Accolade [***] per email campaign for a total of [***] per year. The fee includes [***].

4.5.2                     Reporting. Comcast will pay Accolade [***] per quarter for a total of [***] per year for reporting on the [***] program. The fee includes [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

4.5.3                     Administration. Comcast will pay Accolade [***] per year for [***] program administration. The fee includes [***].

4.5.4                     Fees. Accolade will invoice Comcast separately for the marketing, reporting, and administration services it provides related to the [***] program. Any payment owed under such invoice shall be paid within [***] of Comcast’s receipt of the invoke.

4.6                               [***]. In association with Comcast’s wellness incentives program, Comcast shall pay Accolade the fees related to execution of Member [***] as set forth per the following:

[***]— per kit	[***]

[Signature page follows]

Except as amended hereby and by any prior amendments to the Agreement, the original Agreement shall remain in full force and effect in accordance with the terms hereof.

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives, have executed this Amendment.

Comcast Cable Communications Management, LLC		Accolade, Inc.

By:	/s/ Peter Kiriacoulacos	By:	/s/ Stephen H. Barnes

Name:	Peter Kiriacoulacos	Name:	Stephen H. Barnes

Title:	Executive Vice President &	Title:	Chief Financial Officer
Chief Procurement Officer

Date:	10-27-16	Date:	10-11-16